                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                         INNES STREET FINANCIAL CORP.
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                       Innes Street Financial Corporation
                       ==================================

                              401 West Innes Street
                                  P.O. Box 1929
                         Salisbury, North Carolina 28145
                                 (704) 633-2341
                       ----------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


                    Date:    February 5, 2001
                    Time:    10:00 a.m.
                    Place:   Holiday Inn of Salisbury
                             520 South Jake Alexander Boulevard
                             Salisbury, North Carolina  28147

                  Matters to be Voted on at the Annual Meeting:


o     Election of seven directors for one-year terms

o Ratification of appointment of Ernst & Young, LLP as our independent auditor for the fiscal year ending September 30, 2001

o     Any other matters that may properly be brought before the Annual Meeting

         The Board of Directors of Innes Street Financial Corporation has established December 15, 2000 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof. In the event there are not sufficient shares present in person or by proxy to constitute a quorum at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company.


                                            By Order of the Board of Directors

                                            /s/ Ralphelle S. Butler
Ralphelle S. Butler
                                            Secretary

Salisbury, North Carolina
January 5, 2001

A form of proxy is enclosed to enable you to vote your shares at the Annual Meeting. You are urged, regardless of the number of shares you hold, to complete, sign, date and return the proxy promptly. A return envelope, which requires no postage if mailed in the United States, is enclosed for your convenience.

         The Proxy Statement provides detailed information about the proposed matters under consideration. We encourage you to read it carefully.

                       Innes Street Financial Corporation
                       ==================================

                                 PROXY STATEMENT
                      2001 ANNUAL MEETING OF STOCKHOLDERS
                                February 5, 2001

                SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

General

         "We," "our," "Innes Street," and "the Company" each refers to Innes Street Financial Corporation. "Citizens" and "the Bank" each refers to Citizens Bank, FSB, the Company's wholly owned federally chartered stock savings bank. These proxy materials are delivered in connection with the solicitation by Innes Street's Board of Directors of proxies to be voted at the 2001 Annual Meeting of Stockholders and at any adjournment or postponement. You are invited to attend our Annual Meeting on February 5, 2001, at 10:00 a.m., Eastern Time, at the Holiday Inn of Salisbury at 520 South Jake Alexander Boulevard, Salisbury, North Carolina. The Company's telephone number is (704) 633-2341.

         Proxy Statements are being mailed to stockholders beginning January 5, 2001.

Revocability of Proxy

         A proxy may be revoked at any time before its exercise by (1) written notice to the Secretary of the Company, (2) timely delivery of a valid later-dated proxy or (3) voting by ballot at the Annual Meeting. However, if you are a beneficial owner of shares of the Company's outstanding common stock that are not registered in your own name, you will need appropriate documentation from the holder of record of your shares to vote personally at the Annual Meeting.

Solicitation

         The Company will pay the expenses of soliciting proxies. Proxies may be solicited on our behalf by the Company's and the Bank's directors, officers and regular employees in person or by telephone, facsimile transmission or by telegram. We have requested brokerage houses and nominees to forward these proxy materials to the beneficial owners of shares held of record and, upon request, we will reimburse them for their reasonable out-of-pocket expenses.

Voting at the Annual Meeting

         Regardless of how many shares of common stock you own, your vote is important to us. Since many of our stockholders cannot attend the Annual Meeting, it is necessary that a large number be represented by proxy. Accordingly, the Board of Directors has designated proxy holders to represent those stockholders who cannot be present in person.

         You are requested to vote by mail by completing, signing, dating and returning the enclosed proxy in the postage-paid envelope provided by the Company. You may vote for, against, or withhold authority to vote on any matter to come before the Annual Meeting. The designated proxy holders will vote your shares in accordance with your instructions. If you sign and return a proxy card without giving specific voting instructions, your shares will be voted as follows:

         o FOR the nominees for election to the Board of Directors named in this Proxy Statement
         o FOR ratification of the selection of Ernst & Young, LLP as the Company's independent auditors for the fiscal year ending September 30, 2001

         If instructions are given with respect to some but not all proposals, the proxy holders will follow the instructions given and will vote FOR the proposals on which no instructions are given. If matters not described in this Proxy Statement are presented at the meeting, the proxy holders will use their own judgment to determine how to vote your shares. Currently, we are not aware of any other matters to be presented except those described in the Proxy Statement. If the Annual Meeting is adjourned, your common stock may be voted by the proxies on the new meeting date as well, unless you have revoked your proxy instructions.

         You are entitled to vote your common stock if our records showed that you held your shares as of December 15, 2000 (the "Record Date"). At the close of business on December 15, 2000, a total of 1,974,325 shares of common stock of the Company were outstanding and entitled to vote. Each share of common stock has one vote on each matter calling for a vote of stockholders at the Annual Meeting.

         The presence, in person or by proxy, of the holders of a majority of the votes entitled to be cast by the stockholders entitled to vote at the Annual Meeting is necessary to constitute a quorum. The Annual Meeting may be adjourned in order to permit the further solicitation of proxies if there is an insufficient number of stockholders present to constitute a quorum.

Vote Required for Approval

         A plurality of the votes cast is required for the election of directors. As a result, those persons nominated for election as directors who receive the largest number of votes will be elected directors. The affirmative vote of a majority of the votes cast is required to ratify the appointment of Ernst & Young, LLP.

         Absentions and broker "non-votes" are not counted as votes cast and, therefore, will have no effect on the vote for any proposal. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The Securities Exchange Act of 1934, as amended ("the Exchange Act"), requires that any person who acquires the beneficial ownership of more than 5% of the common stock of the Company notify the Securities and Exchange Commission ("the SEC"), and the Company. Following is certain information, as of the Record Date, regarding all persons or "groups," as defined in the Exchange Act, who held of record or who are known to the Company to own beneficially more than 5% of the Company's common stock.

                                     Amount and
                                     Nature of              Percentage
                                     Beneficial                 of
Name and Address                    Ownership(1)             Class(2)
----------------                    ------------            ----------
Gordon P. Hurley                    383,960(3,4,5)            18.54%
24 Pine Tree Road
Salisbury, NC 28144

Harold C. Earnhardt                 367,903(3,4,6)            17.76%
210 North Hambley Street
Rockwell, NC 28138

James W. Duke                       279,932(3,7)              13.52%
P.O. Box 373
Salisbury, NC 27145-0373

------------------------------------
(1) Unless otherwise noted, all shares are owned directly or indirectly by the named individuals, by their spouses and minor children, or by other entities controlled by the named individuals.

(2) Based upon a total of 1,974,325 shares of common stock outstanding at the Record Date and 96,679 stock options that have vested or are exercisable within 60 days under the Stock Option Plan.

(3) This number includes 244,150 shares of the Company's common stock held by the Bank's employee stock ownership plan (the "ESOP").
         Mr. Earnhardt, Mr. Duke and Mr. Hurley serve as trustees of the ESOP and, as such, share certain voting and investment power of such shares.

(4) This number includes 71,939 shares of the Bank's common stock held by the MRP Trust as of September 30, 2000. Mr. Earnhardt, Mr. Hurley and Mr. Lomax serve as trustees of the MRP Trust and, as such, share certain voting and investment power of such shares.

(5) This number also includes for Mr. Hurley 6,745 shares subject to options which have vested or are exercisable within 60 days under the Stock Option Plan.

(6) This number also includes for Mr. Earnhardt 6,745 shares subject to options which have vested or are exercisable within 60 days under the Stock Option Plan.

(7) This number also includes for Mr. Duke 6,745 shares subject to options which have vested or are exercisable within 60 days under the Stock Option Plan.

         Set forth below is certain information, as of the Record Date, regarding those shares of common stock owned beneficially by each of the members of the boards of directors of the Company and the Bank, each of the executive officers of the Company and the Bank, and the directors and executive officers of the Company and the Bank as a group.

                                                            Amount and
                                                            Nature of                  Percentage
                                                            Beneficial                    of
Name and Address                                           Ownership(1)                 Class(2)
----------------                                           ------------                ----------
Ronald E. Bostian                                            99,145(6)                     4.79%
Chairman, CEO and President
134 Glendower Drive
Salisbury, NC 28144

Harold C. Earnhardt                                         367,903(3,5,7)                17.76%
Vice Chairman
210 North Hambley Street
Rockwell, NC 28138

Malcolm B. Blankenship, Jr.                                  48,741(7)                     2.35%
Director
2250 Godbey Road
Woodleaf, NC 27054

James W. Duke                                               279,932(3,7)                  13.52%
Director
P.O. Box 373
Salisbury, NC 28145-0373

K. V. Epting, Jr.                                            19,234(7)                     0.93%
Director
1908 Sherwood Street
Salisbury, NC 28144-6830

Gordon P. Hurley                                            383,960(3,5,7)                18.54%
Director
24 Pine Tree Road
Salisbury, NC 28144

Bobby A. Lomax                                              100,701(5,7)                   4.86%
Director
1653 Wiltshire Road
Salisbury, NC 28144-2272

Jeffrey C. Chisholm                                          36,718(8)                     1.77%
Senior Vice President/
  Chief Lending Officer
30 Winchester Circle
Salisbury, NC 28144

Dianne E. Hawkins                                            27,651(8)                     1.34%
Vice President, Treasurer and Controller
795 Lake Mist Drive
Stanley, NC 28164

Directors and Executive Officers as a Group                 731,807(4)                    35.34%
(9 persons)

------------------------------------

(1) Unless otherwise noted, all shares are owned directly or indirectly by the named individuals, their spouses and minor children, or other entities controlled by the named individuals.

(2) Based upon a total of 1,974,325 shares of common stock outstanding at the Record Date and 96,679 stock options that have vested or are exercisable within 60 days under the Stock Option Plan.

(3) Mr. Earnhardt, Mr. Duke and Mr. Hurley serve as trustees of the ESOP which holds 244,150 shares of the Company's common stock. The trustees of such plan share certain voting and investment power of such shares.

(4) The 244,150 shares held by the ESOP for which the trustees share voting and investment power, the 71,939 shares held by the MRP Trust as of September 30, 2000 for which the MRP trustees share voting and investment power, and the 96,679 shares underlying options that have vested or are exercisable within 60 days under the Stock Option Plan each have been included only once in the total number of shares owned beneficially by the directors and executive officers as a group.

(5) Mr. Earnhardt, Mr. Hurley and Mr. Lomax serve as trustees of the MRP Trust which holds 71,939 shares of the Bank's common stock as of September 30, 2000. The trustees of such plan share certain voting and investment power of such shares.

(6) This number includes 22,483 shares underlying options that have vested or are exercisable within 60 days under the Stock Option Plan.

(7) This number includes 6,745 shares underlying options that have vested or are exercisable within 60 days under the Stock Option Plan.

(8) This number includes 11,242 shares underlying options that have vested or are exercisable within 60 days under the Stock Option Plan.


             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than 10% of the Company's common stock, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

         Other than as noted below, based solely on a review of the copies of such forms furnished to the Company and written representations from the Company's executive officers and directors, the Company believes that during the fiscal year ended September 30, 2000, all of its executive officers and directors and greater than 10% beneficial owners complied with all applicable
Section 16(a) filing requirements. A Form 4 for each executive officer and director was not filed at the time of the (i) granting of options to purchase an aggregate of 62,954 shares of the Company's common stock on February 1, 2000 pursuant to the Stock Option Plan and (ii) award of an aggregate of 89,930 restricted shares of the Company's common stock on February 1, 2000 pursuant to the Citizens Bank, FSB Management Recognition Plan and Trust. The directors and executive officers at all times believed that they were in compliance with the applicable law with respect to these transactions, and a Form 4 for each of Malcolm B. Blankenship, Jr., Ronald E. Bostian, Jeffrey C. Chisholm, James W. Duke, Harold C. Earnhardt, K. V. Epting, Jr., Dianne E. Hawkins, Gordon P. Hurley, and Bobby A. Lomax, was filed as soon as they were made aware of the filing requirement.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

Nominees

         The Articles of Incorporation of the Company provide that the number of directors of the Company shall not be less than five (5) nor more than fifteen
(15), with the exact number within this range to be fixed from time to time by the Board of Directors. The Board of Directors has currently fixed the size of the Board at seven (7) members.

         The Articles of Incorporation and Bylaws provide that at all times that the number of directors is less than nine (9) each director is to be elected for a term ending as of the next succeeding annual meeting of stockholders or until his or her earlier death, resignation, retirement, removal or disqualification or until his or her successor is elected and qualified.

         The Board of Directors has nominated the seven (7) persons named below for election as directors, to serve for the term specified, or until their earlier death, resignation, retirement, removal or disqualification or until their successors are elected and qualified. All nominees currently serve as directors of the Company and the Bank.

         The proxy holders named in the accompanying form of proxy intend to vote any shares of common stock represented by valid proxies received by them to elect these seven (7) nominees as directors for the term expiring at the 2002 annual meeting of stockholders, unless authority to vote is withheld or such proxies are duly revoked. In the event that any of the nominees should become unavailable to accept nomination or election, it is intended that the proxyholders will vote to elect in his stead such other person as the present Board of Directors may recommend or to reduce the number of directors to be elected at the Annual Meeting by the number of such persons unable or unwilling to serve (subject to the requirements of the Company's Articles of Incorporation). The present Board of Directors has no reason to believe that any of the nominees named herein will be unable to serve if elected to office. In order to be elected as a director, a nominee need only receive a plurality of the votes cast. As a result, those seven nominees who receive the largest number of votes will be elected as directors of the Company until the next annual meeting or until their successors are elected and qualified. Accordingly, shares not voted for any reason with respect to any one or more nominees will not be counted as votes against such nominees.

         No stockholder has the right to vote his or her shares cumulatively in the election of directors.

         The following table sets forth each nominee's name, age, principal occupation during the last five years, the term for which he has been nominated, and the year he was first elected as a director of the Bank. All of the nominees currently serve, and have served since the Company's incorporation in July 1998, as directors of the Company.

The Board of Directors recommends a vote FOR all of the nominees for election as directors.

                                       Age at                                                Existing    Director
                                   September 30,             Principal Occupation              Term      of Bank
Name                                    2000                During Last Five Years            Expires     Since
----                                    ----                ----------------------            -------     -----
Malcolm B. Blankenship, Jr.              53          Law Partner - Kluttz, Reamer,             2001        1991
                                                     Blankenship, Hayes & Randolph, L.L.P.

Ronald E. Bostian                        62          President and Chief Executive             2001        1984
                                                     Officer of Citizens Bank and the
                                                     Company

James W. Duke                            71          Retired manufacturer's                    2001        1979
                                                     representative - M. W. Window Corp.

Harold C. Earnhardt                      68          Retired General Officer of the North      2001        1984
                                                     Carolina Air National Guard

K. V. Epting, Jr.                        70          Retired Executive Director of the         2001        1992
                                                     Salisbury-Rowan Chamber of Commerce

Gordon P. Hurley                         62          President, Hurley Foundation              2001        1980

Bobby A. Lomax                           72          Dentist                                   2001        1977

Board of Directors of the Bank

         The Bank also has a seven-member board of directors which is composed of the same persons who are currently directors of the Company.

Meetings of the Board and Committees of the Board

         During fiscal year 2000, the Board of Directors of the Company held seventeen (17) meetings. All of the existing directors of the Company, including the nominees for election listed above, attended at least 75% of the aggregate number of meetings of the Board of Directors and committees of the Board on which they served during the year ended September 30, 2000.

         The Board of Directors of the Company has one standing committee-- the Audit Committee. The Audit Committee of the Board consists of Malcolm B. Blankenship, Jr., James W. Duke, Harold C. Earnhardt, K. V. Epting, Jr., Gordon P. Hurley, and Bobby A. Lomax. These members are believed to be independent as that term is defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. In accordance with its written charter adopted by the Board of Directors on May 30, 2000, a copy of which is attached as Appendix A, the Audit Committee meets on an as needed basis and (i) oversees the independent auditing of the Company and the Bank; (ii) arranges for periodic reports from the independent auditors, from management of the Company and the Bank, and from the internal auditor of the Company in order to assess the impact of significant regulatory and accounting changes and developments; (iii) advises the Board of Directors regarding significant accounting and regulatory developments; (iv) reviews the Company's and the Bank's policies regarding compliance with laws and regulations, conflicts of interest and employee misconduct and reviews situations related thereto; (v) develops and implements the Company's and the Bank's policies regarding internal and external auditing and appoints, meets with and oversees the performance of those employed in connection therewith; and (vi) performs such other duties as may be assigned to it by the Board of Directors. The Audit Committee met one (1) time during the fiscal year ended September 30, 2000.

         The Audit Committee reviewed and discussed with the independent auditors all matters required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, and reviewed and discussed the audited financial statements of the Company, both with and without management present. In addition, the Audit Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independent Discussions with Audit Committees," and discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence. Based upon the Audit Committee's review and discussions with management and the independent auditors referenced above, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in its Annual Report on Form 10-KSB for the fiscal year ended September 30, 2000, for filing with the SEC. The Audit Committee also recommended reappointment, subject to shareholder approval, of the independent auditors and the Board of Directors concurred in such recommendation.

                       Malcolm B. Blankenship, Jr.         James W. Duke
                       Harold C. Earnhardt                 K. V. Epting, Jr.
                       Gordon P. Hurley                    Bobby A. Lomax

         In addition, the full Board of Directors acts as a nominating committee each year prior to the annual meeting of stockholders to nominate persons for election to the Board of Directors.

         The Bank's board of directors has established one other standing committee to which certain responsibilities have been delegated--an Audit Committee. The members of the Company's Audit Committee also serve on the Bank's Audit Committee. The Bank's Audit Committee met one (1) time during the fiscal year ended September 30, 2000.

         The Board of Directors of the Company does not have a compensation committee. The Bank's full board of directors determines the compensation of the executive officers of the Company and the Bank. The salaries of each of the executive officers is determined based upon the executive officer's contributions to the Bank's overall profitability, maintenance of regulatory compliance standards, professional leadership, and management effectiveness in meeting the needs of day-to-day operations. The Bank's board of directors also compares the compensation of the Bank's executive officers with compensation paid to executives of comparable financial institutions in North Carolina and executives of other businesses in the Bank's market area. Mr. Bostian participates in the deliberations of the Board of Directors regarding compensation of executive officers other than himself. He does not participate in the discussions or decisions regarding his own compensation.

Director Compensation

         Directors' Fees. Members of the Company's Board of Directors receive $200 for each monthly board meeting attended. All members of the Board of Directors are also directors of the Bank and are compensated for that service. For their service on the Bank's board of directors, each member of the board, including Mr. Bostian, receives a monthly retainer of $700; $400 for each board meeting attended and $200 for each committee meeting attended, if the committee meeting is scheduled on a day different from the regularly scheduled board meeting.

         Directors Deferred Compensation Plan. The Bank maintains two non-qualified deferred compensation plans for all of its directors, a diversified plan and a nondiversified plan. Under each of the plans, each director may elect to defer a portion or all of his director's fees to the plans each year. Directors are fully vested in all amounts they contribute to the plans.

         Benefits under the plans are payable in the event of the director's retirement, death, disability, or termination of service, in a lump sum.

Installment payments are available to a retiring director if so elected by the director at the time of his initial deferral election. If the director dies before receiving all of his accrued benefit under the plans, his beneficiary will receive the remaining benefits due him under the plans in a lump sum.

         Effective June 30, 1998, the Bank established two rabbi trusts for each director to hold his accrued benefits under each of the plans.

         Stock Option Plan and Management Recognition Plan and Trust. Members of the Board of Directors participate in the Innes Street Financial Corporation Stock Option Plan (the "Stock Option Plan" or the "Plan") and the Citizens Savings Bank, FSB Management Recognition Plan and Trust (the "MRP"), each of which were adopted by the stockholders on February 1, 2000. Each of these plans are discussed more fully below in the discussion entitled "Executive Compensation-Stock Option Plan" and "Executive Compensation-Management Recognition Plan and Trust."

Executive Officers

         The following table presents certain information with respect to the executive officers of the Company:

Name                        Age at September 30, 2000          Position Held With the Company
----                        -------------------------          ------------------------------
Ronald E. Bostian                      62                   President and Chief Executive Officer

Dianne E. Hawkins                      37                         Treasurer and Controller

Ralphelle S. Butler                    52                                 Secretary


            The following table presents certain information with respect to the executive officers of the Bank:

                                    Age at               Positions and Occupations              Employed By
Name                          September 30, 2000           During Last Five Years             the Bank Since
----                          ------------------         -------------------------            --------------
Ronald E. Bostian                     62               Chairman, President and Chief               1990
                                                             Executive Officer

Jeffrey C. Chisholm                   44              Senior Vice President and Chief              1991
                                                              Lending Officer

Dianne E. Hawkins                     37               Vice President, Treasurer and               1991
                                                                 Controller

Executive Compensation

         The following table sets forth for the fiscal years ended September 30, 1998, 1999 and 2000 certain information as to the cash compensation earned by Ronald E. Bostian, the President and Chief Executive Officer of the Company and the Bank, Jeffrey C. Chisholm, the Senior Vice President and Chief Lending Officer of the Bank, and Dianne E. Hawkins, the Vice President, Treasurer and Controller of the Company and the Treasurer and Controller of the Bank. No other executive officers of the Company or the Bank received cash compensation exceeding $100,000 for services in all capacities.


                                               Annual Compensation                       Long Term Compensation Awards
                                               -------------------            -----------------------------------------------------
                                                                                           Securities Underlying
                                                                                                Options/Stock
           Name and                                                           Restricted    Appreciation Rights
                                                              Other Annual      Stock          ("SARs") (in             All Other
      Principal Position     Year    Salary      Bonus      Compensation(7)     Awards            shares)          Compensation(14)
      ------------------     ----    ------      -----      ---------------   ----------   ---------------------   ----------------
Ronald E. Bostian            2000   $162,929(1) $81,774(4)        --          $187,044(8)      44,965/44,965(11)      $15,913.75(15)
President, Chief Executive
Officer and Chairman         1999   $163,329(2) $35,000           --             --                  --                  $10,885

                             1998   $164,129(3) $14,000           --             --                  --                   $2,213

Jeff C. Chisholm             2000   $100,943    $29,237(5)        --          $116,896(9)      22,482/22,482(12)       $9,429.30(16)
Sr. Vice President
Chief Lending Officer        1999    $97,830      --              --             --                  --                  $ 5,843

                             1998    $94,071      --              --             --                  --                   $1,432

Dianne E. Hawkins            2000    $74,100    $29,237(6)        --          116,896(1)       22,482/22,482(13)       $7,818.30(17)
Vice President,
Treasurer and Controller     1999     69,300      4,000           --             --                  --                   $4,398

                             1998    $64,420      --              --             --                  --                     $999

--------------------

(1) Includes $12,700 in Citizens Bank directors' fees and $2,700 in Innes Street directors' fees paid to Mr. Bostian in the fiscal year ended September 30, 2000.
(2) Includes $14,000 in Citizens Bank directors' fees and $1,800 in Innes Street directors' fees paid to Mr. Bostian in the fiscal year ended September 30, 1999.
(3) Includes $16,600 in Citizens Bank directors' fees paid to Mr. Bostian in the fiscal year ended September 30, 1998.
(4) Includes a $35,000 discretionary bonus paid under Mr. Bostian's employment agreement with the Bank. This amount also includes a stock award made to Mr. Bostian pursuant to the MRP of 3,598 shares of the common stock that vested immediately upon grant. Such shares had an aggregate fair market value of $46,774 on the date of grant. See footnote 8 below for more information on the stock grant awards made to Mr. Bostian and "Management Recognition Plan and Trust" for more information about the terms of the MRP.
(5) This amount also includes a stock award made to Mr. Chisholm pursuant to the MRP of 1,799 shares of the common stock that vested immediately upon grant. Such shares had an aggregate fair market value of $29,237 on the date of grant. See footnote 9 below for more information on the stock grant awards made to Mr. Chisholm and "Management Recognition Plan and Trust" for more information about the terms of the MRP.

(6) This amount also includes a stock award made to Ms. Hawkins pursuant to the MRP of 1,799 shares of the common stock that vested immediately upon grant. Such shares had an aggregate fair market value of $29,237 on the date of grant. See footnote 10 below for more information on the stock grant awards made to Ms. Hawkins and "Management Recognition Plan and Trust" for more information about the terms of the MRP.
(7) Under the "Other Annual Compensation" category, perquisites for the fiscal year ended September 30, 2000 did not exceed the lesser of $50,000, or 10% of salary and bonus.
(8) This amount represents the fair market value on the date of grant of 14,388 unvested shares awarded to Mr. Bostian pursuant to the MRP. On February 1, 2000, Mr. Bostian was awarded 17,986 shares of the Company's common stock at a fair market value of $13.00 on the date of grant. On September 30, 2000, the fair market value per share was $11.1875, for an aggregate value of $201,218. Twenty percent of the shares vested immediately (the value of the vested shares ($46,774) is included under the bonus category herein). The remaining 80% of the shares will vest 20% each year thereafter until all such shares are vested on February 1, 2004. Mr. Bostian's unvested shares are being held in the MRP Trust. All dividends paid on unvested shares are held by the trustees for Mr. Bostian's benefit and such dividends, with any interest earned, will be paid to Mr. Bostian after the shares vest.
(9) This amount represents the fair market value on the date of grant of 8,992 unvested shares awarded to Mr. Chisholm pursuant to the MRP. On February 1, 2000, Mr. Chisholm was awarded 11,241 shares of the Company's common stock at a fair market value of $13.00 on the date of grant. On September 30, 2000, the fair market value per share was $11.1875, for an aggregate value of $125,759. Twenty percent of the shares vested immediately (the value of the vested shares ($29,237) is included under the bonus category herein). The remaining 80% of the shares will vest 20% each year thereafter until all such shares are vested on February 1, 2004. Mr. Chisholm's unvested shares are being held in the MRP Trust. All dividends paid on unvested shares are held by the trustees for Mr. Chisholm's benefit and such dividends, with any interest earned, will be paid to Mr. Chisholm after the shares vest.
(10) This amount represents the fair market value on the date of grant of 8,992 unvested shares awarded to Ms. Hawkins pursuant to the MRP. On February 1, 2000, Ms. Hawkins was awarded 11,241 shares of the Company's common stock at a fair market value of $13.00 on the date of grant. On September 30, 2000, the fair market value per share was $11.1875, for an aggregate value of $125,759. Twenty percent of the shares vested immediately (the value of the vested shares ($29,237) is included under the bonus category herein). The remaining 80% of the shares will vest 20% each year thereafter until all such shares are vested on February 1, 2004. Ms. Hawkins' unvested shares are being held in the MRP Trust. All dividends paid on unvested shares are held by the trustees for Ms. Hawkins' benefit and such dividends, with any interest earned, will be paid to Ms. Hawkins after the shares vest.
(11) These options, granted pursuant to the Company's Stock Option Plan, entitled Mr. Bostian to purchase, at any time after vesting and before February 1, 2010, shares of the common stock in exchange for an exercise price of $13.00 per share, which was the fair market value of the shares on the date of grant. On July 3, 2000, the Company paid a cash dividend which was characterized as a return of capital to its stockholders. The Stock Option Plan provides that the option exercise price may be adjusted under certain circumstances, including the payment of a special cash dividend. On July 3, 2000, the Board of Directors of the Company through the Stock Option Plan Committee and pursuant to and in accordance with Section 16(a) of the Stock Option Plan adjusted the exercise price of the options to $9.28 per share in order to reflect the effect of the cash dividend paid by the Company on July 3, 2000 on the fair market value of a share of common stock. Therefore, Mr. Bostian currently is entitled to purchase, at any time after vesting and before February 1, 2010, 44,965 shares of the common stock in exchange for an adjusted exercise price of $9.28 per shares. These shares vested 25% on February 1, 2000 and will vest 25% each year thereafter until all such options are vested on February 1, 2003. Options become 100% vested upon death, disability, or retirement as defined in the Stock Option Plan. See "Stock Option Plan" and the accompanying tables for more information about the terms of the Stock Option Plan.
(12) These options, granted pursuant to the Company's Stock Option Plan, entitled Mr. Chisholm to purchase, at any time after vesting and before February 1, 2010, shares of the common stock in exchange for an exercise price of $13.00 per share, which was the fair market value of the shares on the date of grant. On July 3, 2000, the Company paid a cash dividend which was characterized as a return of capital to its stockholders. The Stock Option Plan provides that the option exercise price may be adjusted under certain circumstances, including the payment of a special cash dividend. On July 3, 2000, the Board of Directors of the Company through the Stock Option Plan Committee and pursuant to and in accordance with Section 16(a) of the Stock Option Plan adjusted the exercise price of the options to $9.28 per share in order to reflect the effect of the cash dividend paid by the Company on July 3, 2000 on the fair market value of a share of common stock. Therefore, Mr. Chisholm currently is entitled to purchase, at any time after vesting and before February 1, 2010, 22,482 shares of the common stock in exchange for an adjusted exercise price of $9.28 per shares. These shares vested 25% on February 1, 2000 and will vest 25% each year thereafter until all such options are vested on February 1, 2003. Options become 100% vested upon death, disability, or retirement as defined in the Stock Option Plan. See "Stock Option Plan" and the accompanying tables for more information about the terms of the Stock Option Plan.
(13) These options, granted pursuant to the Company's Stock Option Plan, entitled Ms. Hawkins to purchase, at any time after vesting and before February 1, 2010, shares of the common stock in exchange for an exercise price of $13.00 per share, which was the fair market value of the shares on the date of grant. On July 3, 2000, the Company paid a cash dividend which was characterized as a return of capital to its stockholders. The Stock Option Plan provides that the option exercise price may be adjusted under certain circumstances, including the payment of a special cash dividend. On July 3, 2000, the Board of Directors of the Company through the Stock Option Plan Committee and pursuant to and in accordance with Section 16(a) of the Stock Option Plan adjusted the exercise price of the options to $9.28 per share in order to reflect the effect of the cash dividend paid by the Company on July 3, 2000 on the fair market value of a share of common stock. Therefore, Ms. Hawkins currently is entitled to purchase, at any time after vesting and before February 1, 2010, 22,482 shares of the common stock in exchange for an adjusted exercise price of $9.28 per shares.

         These shares vested 25% on February 1, 2000 and will vest 25% each year thereafter until all such options are vested on February 1, 2003. Options become 100% vested upon death, disability, or retirement as defined in the Stock Option Plan. See "Stock Option Plan" and the accompanying tables for more information about the terms of the Stock Option Plan.
(14) Unless otherwise noted below, "All Other Compensation" consists of contributions made by the Bank to the Bank's 401(k) plan for the benefit of the designated officer during the respective fiscal year.
(15) In addition to contributions made by the Bank to the Bank's 401(k) plan for the benefit of Mr. Bostian during the fiscal year ended September 30, 2000, this number includes the aggregate amount of $6,744.75 paid by the Bank as cash dividend payments to Mr. Bostian as the holder of 44,965 options held at the times such dividends were paid with respect to the Company's common stock.
(16) In addition to contributions made by the Bank to the Bank's 401(k) plan for the benefit of Mr. Chisholm during the fiscal year ended September 30, 2000, this number includes the aggregate amount of $3,372.30 paid by the Bank as cash dividend payments to Mr. Chisholm as the holder of 22,482 options held at the times such dividends were paid with respect to the Company's common stock.
(17) In addition to contributions made by the Bank to the Bank's 401(k) plan for the benefit of Ms. Hawkins during the fiscal year ended September 30, 2000, this number includes the aggregate amount of $3,372.30 paid by the Bank as cash dividend payments to Ms. Hawkins as the holder of 22,482 options held at the times such dividends were paid with respect to the Company's common stock.

Bonus Compensation

         All employees, except Mr. Bostian, receive annual discretionary holiday bonuses, which during fiscal year 2000 totaled $18,120 in the aggregate. The Bank anticipates that discretionary bonuses will continue to be paid to its employees in the future. However, as is the case with the Bank's compensation arrangements in general, the Bank's bonus compensation is subject to regulatory oversight and, therefore, could be changed in the future in response to regulatory requirements or otherwise.

401(k) Retirement Plan

         The Bank implemented a contributory savings plan for its employees which meets the requirements of Section 401(k) of the Internal Revenue Code of 1986, as amended ("the Code"), effective July 1, 1998. All employees who are at least 21 years of age and who will work at least 1,000 hours annually are eligible to participate in the plan on the first day of the month coinciding with or following the initiation of their employment, as applicable. Eligible employees may elect to contribute a percentage of their compensation to the plan each year, subject to certain maximums imposed by federal law. The Bank will match 50% of each participant's contribution, up to a maximum employer contribution of 3% of the participant's compensation. The Bank also intends to make discretionary contributions to the plan, expected to be equal to approximately 3% of each participant's compensation each year.

         Participants are fully vested in amounts they contribute to the plan and are fully vested in amounts contributed to the plan on their behalf by the Bank as employer matching contributions and as profit sharing contributions after one year of service.

         Benefits under the plan are payable in the event of the participant's retirement, death, disability, or termination of employment. Normal retirement age under the plan is 65 years of age. The plan does not have an early retirement provision.

Deferred Compensation Plan for Officers

         The Bank maintains two non-qualified deferred compensation plans, a diversified plan and a nondiversified plan, for certain officers of the Bank. Eligible officers selected by the Bank's board of directors may elect to contribute a percentage of their compensation to each of the plans each year. The Bank may make supplemental contributions to the plans as well, in amounts determined by the board of directors each year. To date, the Bank has made no such supplemental contributions. Participants are fully vested in all amounts contributed to the plans by them or on their behalf. Currently, four management officers participate in the plans.

         Benefits under the plans are payable in the event of the participant's retirement, death, disability, or termination of employment, in a lump sum or in installments if so elected by the participant at the time of his initial salary reduction election. If the participant dies before receiving all of his accrued benefit under the plans, his beneficiary will receive the remaining benefits due him under the plans. Normal retirement age under the plans is 65 years of age.

         Effective June 30, 1998, the Bank established two rabbi trusts for each participant to hold the participant's accrued benefit under each of the plans.

         Stock Option Plan. On February 1, 2000, the stockholders of the Company approved the Innes Street Financial Corporation Stock Option Plan. The Company has reserved 224,825 shares of its common stock for issuance upon the exercise of options that have been granted under the Stock Option Plan. All directors, officers, and employees of the Company, the Bank and any subsidiaries are eligible for participation in the Plan.

         The Stock Option Plan is administered by a committee of the Company's Board of Directors (the "Stock Option Plan Committee"). The Stock Option Plan Committee, in its sole discretion, determines who will participate in the Stock Option Plan. Options granted pursuant to the Stock Option Plan vest in accordance with each optionee's Stock Option and Grant Agreement executed by each optionee and the Company. Unless the Stock Option Plan Committee specifically states otherwise at the time an option is granted, options become 100% vested upon death, disability, or termination of employment because of death, disability, or retirement or upon a change in control, as provided in the

Stock Option Plan. Unvested options may not vest after a participant's employment with the Company, the Bank or any subsidiary is terminated for any reason other than the participant's death, disability or retirement.

         On February 1, 2000, the Stock Option Plan Committee granted options to purchase 152,881 shares of the Company's common stock to eligible participants of the Plan. No cash consideration was paid for the options. The awarded options had an exercise price of $13.00, the fair market value of the common stock on the date of grant. On July 3, 2000, the Company paid a special cash dividend which was characterized as a return of capital to its stockholders ("return of capital"). The Stock Option Plan provides that the option exercise price may be adjusted under certain circumstances, including the payment of a special cash dividend. On July 3, 2000, the Board of Directors of the Company through the Stock Option Plan Committee and pursuant to and in accordance with Section 16(a) of the Stock Option Plan adjusted the exercise price of the options to $9.28 per share in order to reflect the effect of the special cash dividend paid by the Company on July 3, 2000 on the fair market value of a share of the Company's common stock. Therefore, the current exercise price of the options awarded is $9.28 per share. The exercise price may be paid either in cash, by check, bank draft or money order or, if permitted by the Committee, by delivering shares of common stock (including shares acquired pursuant to the exercise of an option) with a fair market value equal to the exercise price. Options granted under the Stock Option Plan have a term of ten (10) years and are not transferrable except upon death.

         Twenty-five percent (25%) of the options awarded to employees and officers of the Bank and the Company vested immediately upon grant (February 1, 2000), with 25% vesting on each anniversary date thereafter, so that all options awarded to such officers and employees will have vested no later than February 1, 2003. All stock options granted to non-employee members of the Board of Directors vested immediately upon grant.

         The following table provides certain information with respect to the grant of stock options to certain executive officers made during fiscal year ended September 30, 2000. No options were exercised by any of the following persons during the fiscal year ended September 30, 2000.


                     OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

                                                               Individual Grants
---------------------------------------------------------------------------------------------------------------------------
                              Number of            % of Total           Exercise          Adjusted
                              Securities          Options/SARs          or Base        Exercise Price
                              Underlying           Granted to           Price on            as of
                             Options/SARs          Employees         Date of Grant      July 3, 2000         Expiration
       Name                   Granted(1)         in Fiscal Year         ($/sh)(2)         ($/sh)(3)             Date
       ----                  ------------        --------------      -------------     --------------        ----------
Ronald E. Bostian           44,965/44,965        29.41%/29.41%           $13.00             $9.28         February 1, 2010

Jeffrey C. Chisholm         22,482/22,482        14.71%/14.71%           $13.00             $9.28         February 1, 2010

Dianne E. Hawkins           22,482/22,482        14.71%/14.71%           $13.00             $9.28         February 1, 2010


(1) Twenty-five percent (25%) of the options vested upon grant (February 1, 2000), and 25% will vest each year thereafter until all such options are fully vested on February 1, 2003.

(2) Represents the closing selling price of the Company's common stock on Nasdaq on the date of grant (February 1, 2000). See footnote 3 below regarding the repricing of options during the fiscal year ended September 30, 2000.

(3) Represents the exercise price per share of the Company's common stock as adjusted by the Stock Option Plan Committee on July 3, 2000. On July 3, 2000, the Company paid a cash dividend which was characterized as a return of capital to its stockholders. The Stock Option Plan provides that the option exercise price may be adjusted under certain circumstances, including the payment of a special cash dividend. On July 3, 2000, the Board of Directors of the Company through the Stock Option Plan Committee and pursuant to and in accordance with Section

         16(a) of the Stock Option Plan adjusted the exercise price of the options to $9.28 per share in order to reflect the effect of the cash dividend paid by the Company on July 3, 2000 on the fair market value of a share of the Company's common stock. Therefore, the current exercise price of the options awarded is $9.28 per share.

         No options were exercised by Mr. Bostian, Mr. Chisholm, and Ms. Hawkins during the fiscal year ended September 30, 2000.

The following table also provides additional information with respect to outstanding stock options held by certain executive officers at the fiscal year ended September 30, 2000.


               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR-END OPTION/SAR VALUES

                                                                                                 Value of Unexercised
                                Shares                         Number of Unexercised                in-the-Money
                               Acquired        Value           Securities Underlying              Options/SARs at
        Name                 On Exercise     Realized        Options/SARs at FY-End(1)                FY-End(2)
        ----                 -----------     --------     --------------------------------   ---------------------------
                                                          Exercisable        Unexercisable   Exercisable   Unexercisable
                                                          -----------        -------------   -----------   -------------
Ronald E. Bostian                 0             $ 0      11,242/11,242       33,724/33,724   $125,769.88    $377,287.25

Jeffrey C. Chisholm               0             $ 0        5,621/5,621       16,861/16,861    $62,884.94    $188,632.44

Dianne E. Hawkins                 0             $ 0        5,621/5,621       16,861/16,861    $62,884.94    $188,632.44


(1) All stock options were granted on February 1, 2000, and 25% were vested immediately on that date. Stock options for 11,242 shares for Mr. Bostian and 5,621 shares each for Mr. Chisholm and Ms. Hawkins vested in the fiscal year ended September 30, 2000.

(2) Dollar amounts shown represent the value of stock options held as of September 30, 2000. All of Mr. Bostian's, Mr. Chisholm's or Ms. Hawkins options were "in-the-money" at such date. Options are considered to be "in-the-money" if the fair market value of the Company's common stock exceeds the exercise or base price of the shares subject to the options at the fiscal year end (September 30, 2000). At September 30, 2000, the exercise price of the stock options was $9.28, and the closing market price per share for the Common Stock as reported by Nasdaq was $11.1875. On July 3, 2000, the Company paid a special cash dividend which was characterized as a return of capital to its stockholders ("return of capital"). The Stock Option Plan provides that the option exercise price may be adjusted under certain circumstances, including the payment of a special cash dividend. On July 3, 2000, the Board of Directors of the Company through the Stock Option Plan Committee and pursuant to and in accordance with Section 16(a) of the Stock Option Plan adjusted the exercise price of the options to $9.28 per share in order to reflect the effect of the special cash dividend paid by the Company on July 3, 2000 on the fair market value of a share of the Company's common stock.

         Options granted under the Stock Option Plan were granted in tandem with stock appreciation rights, pursuant to which optionees have the right to surrender exercisable options in exchange for payment by the Company of an amount equal to the excess of the market value of shares of the common stock subject to the surrendered options over the exercise price of the surrendered options. In the discretion of the Stock Option Plan Committee, this payment may be made in cash or in shares of common stock or in some combination of cash and common stock. Stock appreciation rights will terminate upon exercise of the options to which they are attached. Stock appreciation rights are subject to the same vesting and termination provisions as are applicable to the stock options to which they are attached.

         Under the terms of the Stock Option Plan, the Board of Directors may award eligible directors and employees cash payments at the time of payment of a dividend or other distribution with respect to the common stock of the Company. The cash payment will equal the dividend or distribution paid per share multiplied by the number of shares of common stock subject to the non-forfeited, unexercised options held by such optionee. During the fiscal year ended September 30, 2000, the Board of Directors awarded cash payments to director and employee option holders at the times dividends were paid with respect to the common stock.

         In the event of a stock split, reverse stock split or stock dividend, the number of shares of common stock under the Stock Option Plan, the number of shares to which any option relates and the exercise price per share under any option will be adjusted to reflect an increase or decrease in the total number of shares of common stock outstanding. In addition, in the event the Company declares a special cash dividend or return of capital, the per share exercise price of all previously granted options which remain unexercised as of the date of such declaration may be proportionately adjusted to give effect to a special cash dividend or return of capital as of the date of payment of a special cash dividend or return of capital, subject to certain limitations.

         Management Recognition Plan and Trust. Pursuant to the Citizens Bank, FSB Management Recognition Plan and Trust, 224,825 shares of the Company's common stock have been reserved for issuance pursuant to the terms of the MRP. The MRP is administered by a committee of the Bank's Board of Directors (see "MRP Committee"). The Bank's Board of Directors appointed trustees of the trust established pursuant to the MRP (the "MRP Trust"). The trustees have the responsibility to invest all funds contributed by the Bank to the MRP Trust. All directors and certain executive officers of the Bank are eligible for participation in the MRP. The MRP Committee, in its sole discretion, determines who will participate in the MRP.

         At this time, nine (9) directors, officers and employees are eligible to participate in the MRP. On February 1, 2000, the MRP Committee awarded a total of 89,930 restricted shares of common stock to eligible participants and the MRP Trust under the MRP. As of September 30, 2000 and the Record Date, 71,939 unvested shares remained held in the MRP. No cash consideration was paid for the shares awarded, which had a market value of $13.00 per share at the time of the award. Twenty percent (20%) of the shares which were vested immediately upon grant (February 1, 2000), and twenty percent (20%) will vest on each anniversary date thereafter, so that all shares currently awarded will have vested no later than February 1, 2004. Grants of the common stock under the MRP immediately vest upon the death, disability or termination of employment with or service to the Company, the Bank or any subsidiary due to death or disability or following a change of control of the Company or the Bank, as defined in the MRP. Under the terms of the MRP, if a recipient terminates employment or service for reasons other than death, or disability or following a change in control of the Company or the Bank, the recipient will forfeit all rights to the allocated shares which have not yet vested. The awards under the MRP are not forfeitable upon vesting.

         Shares awarded under the MRP are issued at no cost to the recipients. Recipients are entitled to direct the MRP trustees with respect to the voting of shares which have been awarded under the MRP and which are not yet vested or distributed, subject to the rules and procedures adopted by the MRP Committee for this purpose. Recipients are entitled to all voting and other stockholder rights with respect to shares which have vested and been distributed to the recipient under the MRP. However, until such stocks have vested, they will be held in the MRP Trust. Such unvested shares may not be sold, pledged or otherwise disposed of. In addition, any cash dividends or stock dividends declared with respect to unvested share awards will be held by the MRP Trust for the benefit of the recipients, and such dividends, plus any interest earned thereon, will be paid out proportionately by the MRP Trust to the recipients as soon as practicable after the stock awards become vested.

Employment Agreement

         The Bank has entered into an employment agreement with Ronald E. Bostian, President and Chief Executive Officer, in order to establish his duties and compensation and to provide for his continued employment with the Bank. The agreement provides for an initial term of employment of three (3) years. Commencing on the first anniversary date and continuing on each anniversary date thereafter, following an evaluation of Mr. Bostian's performance, the agreement may be extended for an additional year so that the remaining term equals three years, unless written notice of non-renewal is given by the board of directors. The agreement also provides that Mr. Bostian's base salary will be reviewed by the board of directors not less often than annually. In addition, the employment agreement provides for possible profitability and discretionary bonuses and participation in all other pension, profit-sharing or retirement plans maintained by the Bank or the Company for employees of the Bank, as well as fringe benefits normally associated with the employee's office. The employment agreement provides that Mr. Bostian may be terminated by the Bank for "Just Cause" as defined in the agreement, and that he may terminate his employment for "Good Reason" as defined in the agreement.

Severance Plan

         The Bank's board of directors has adopted a Severance Plan for the benefit of its employees. The Severance Plan provides that in the event there is a "change in control" (as defined in the Severance Plan) of the Bank or the Company and (i) the Bank or any successor of the Bank terminates the employment of any full time employee of the Bank in connection with, or within 24 months after the change in control, other than for "cause" (as defined in the Severance
Plan), or (ii) an employee terminates his or her employment with the Bank or any successor following a decrease in the level of such employee's annual base salary rate or a transfer of such employee to a location more than 40 miles distant from the employee's primary work location within 24 months after a change in control, the employee shall be entitled to a severance benefit equal to the greater of (a) an amount equal to two weeks' salary at the employee's existing salary rate multiplied times the employee's number of complete years of service as a Bank employee or (b) the amount of one month's salary at the employee's salary rate at the time of termination. Any officer of the Bank who, at the time of a "change in control," is a party to an employment agreement is not covered by the Severance Plan.

Employee Stock Ownership Plan

         The Bank has established the ESOP for its eligible employees. Employees who have completed one year of service with the Bank and who have attained age 21 are eligible to participate. The ESOP used funds borrowed from the Company to purchase 179,860 shares of the Company's common stock, which serve as collateral for the loan. It is expected that the loan will be repaid principally from the Bank's discretionary contributions to the ESOP within 15 years. Regular cash dividends, if any, paid on shares held by the ESOP may also be used to reduce the loan. Shares purchased by the ESOP and pledged as security for the loan will be held in a suspense account for allocation among participants as the loan is repaid. Following receipt on unallocated shares under the ESOP of the $4.00 per share return of capital paid on July 3, 2000, the ESOP purchased 59,333 additional shares of the Company's common stock to be allocated to ESOP participants as provided below. As of September 30, 2000, the ESOP held 244,150 shares of the Company's common stock.

         Contributions to the ESOP and shares released from the suspense account in an amount proportional to the repayment of the ESOP loan will be allocated among ESOP participants on the basis of relative compensation in the year of allocation. Benefits will vest in full upon five years of service with credit given for years of service prior to the Bank's conversion from mutual to stock form of ownership. Benefits are payable upon death or disability. The Bank's contributions to the ESOP are not fixed, so benefits payable and corresponding expenses under the ESOP cannot be determined.

         In connection with the establishment of the ESOP, the Board of Directors appointed trustees for the ESOP. The Board of Directors may instruct the trustees regarding investment of funds contributed to the ESOP. Participating employees may instruct the trustees as to the voting of all shares allocated to their respective accounts and held in the ESOP. The unallocated shares held in the suspense account, and all allocated shares for which voting instructions are not received, will be voted by the trustees in their discretion subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.


                                   PROPOSAL 2

                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

         Ernst & Young, LLP, the Company's independent auditor for the year ended September 30, 2000, has been selected as the Company's independent auditor for the 2001 fiscal year. Such selection is being submitted to the Company's stockholders for ratification. A representative of Ernst & Young, LLP will attend the Annual Meeting and will be afforded an opportunity to make a statement, if he so desires, and to respond to appropriate questions from stockholders.

         The Board of Directors recommends that the stockholders vote FOR this proposal.

                   DATE FOR RECEIPT OF STOCKHOLDER PROPOSALS

         It is presently anticipated that the 2002 Annual Meeting of Stockholders will be held in February of 2002. If the meeting is held, in order for stockholder proposals to be included in the proxy material for that meeting, such proposals must be received by the Secretary of the Company at the Company's principal executive office not later than September 1, 2001, and meet all other applicable requirements for inclusion in the proxy materials.

         In the alternative, if a stockholder follows the SEC's proxy solicitation rules, the stockholder may commence his own proxy solicitation and present a proposal from the floor at the 2002 annual meeting of stockholders of the Company. In order to do so, the stockholder must notify the Secretary of the Company in writing, at the Company's principal executive office no later than November 21, 2001, of his proposal. If the stockholder does not notify the Secretary of the Company by November 21, 2001, the Company may vote proxies under the discretionary authority granted by the proxies solicited by the board of directors for such annual meeting.

         The Company's Bylaws provide that, in order to be eligible for consideration at an annual meeting of stockholders, all nominations of directors, other than those made by the Company's Board of Directors, must be made in writing and must be delivered to the Secretary of the Company not less than 30 days nor more than 50 days prior to the meeting at which such nominations will be made; provided, however, if less than 21 days notice of the meeting is given to stockholders, such nominations must be delivered to the Secretary of the Company not later than the close of business on the seventh
(7th) day following the day on which the notice of meeting was mailed.

                                  OTHER MATTERS

         Management knows of no other matters to be presented for consideration at the Annual Meeting or any adjournments thereof. If any other matters shall properly come before the Annual Meeting, it is intended that the proxyholders named in the enclosed form of proxy will vote the shares represented thereby in accordance with their judgment, pursuant to the discretionary authority granted therein.

                                  MISCELLANEOUS

         The Company's Annual Report for the year ended September 30, 2000, which includes condensed consolidated financial statements audited and reported upon by the Company's independent auditor, is being mailed along with this Proxy Statement; however, it is not intended that the Annual Report be deemed a part of this Proxy Statement or a solicitation of proxies.

         THE FORM 10-KSB FILED BY THE COMPANY WITH THE SEC, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, WILL BE PROVIDED FREE OF CHARGE TO THE COMPANY'S STOCKHOLDERS UPON WRITTEN REQUEST DIRECTED TO: INNES STREET FINANCIAL CORPORATION, P.O. BOX 1929, 401 WEST INNES STREET, SALISBURY, NORTH CAROLINA 28145-1929, ATTENTION: RONALD E. BOSTIAN.

                                       By Order of the Board of Directors

                                       /s/ Ralphelle S. Butler

     Ralphelle S. Butler, Secretary

Salisbury, North Carolina
January 5, 2001

                                                                 APPENDIX A

                                  Audit Charter

                       Innes Street Financial Corporation
                                  Salisbury, NC

ORGANIZATION

The Audit Committee of the Board of Directors of Innes Street Financial Corporation (the "Company") shall be comprised of at least three directors who are independent of management and the Company. Members of the Audit Committee shall be considered independent if they have no relationship to the Company that may interfere with the exercise of their independence from management and the Company.

STATEMENT OF POLICY

The Audit Committee shall provide assistance to the directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the Company, and the quality and integrity of financial reports of the Company. In so doing, it is the responsibility of the Audit Committee to maintain free and open communication between the directors, the independent auditors, and the financial management of the Company.

RESPONSIBILITIES

In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality.

In carrying out these responsibilities, the Audit Committee will:


o Obtain the full board of directors' approval of this Charter and review and reassess this Charter as conditions dictate (at least annually).

o Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the Company and its divisions and subsidiaries.

o Have a clear understanding with the independent auditors that they are ultimately accountable to the board of directors and the Audit Committee, as the shareholders' representatives, who have the ultimate authority in deciding to engage, evaluate, and if appropriate, terminate their services.

o Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit and timely quarterly reviews for the current year and the procedures to be utilized, the adequacy of the independent auditor's compensation, and at the conclusion thereof review such audit or review, including any comments or recommendations of the independent auditors.

o Review with the independent auditors and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations for the improvement of such internal controls or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Further, the Committee periodically should review company policy statements to determine their adherence to the code of conduct.

o Review reports received from regulators and other legal and regulatory matters that may have a material effect on the financial statements or related company compliance policies.

o Inquire of management and the independent auditors about significant risks or exposures and assess the steps management has taken to minimize such risks to the Company.

o Review the quarterly financial statements with financial management and the independent auditors prior to the filing of the Form 10-Q (or prior to the press release of results, if possible) to determine that the independent auditors do not take exception to the disclosure and content of the financial statements, and discuss any other matters required to be communicated to the Committee by the auditors. The Chair of the Committee may represent the entire Committee for purposes of this review.

o Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Review with financial management and the independent auditors the results of their timely analysis of significant financial reporting issues and practices, including changes in, or adoptions of, accounting principles and disclosure practices, and discuss any other matters required to be communicated to the Committee by the auditors. Also review with financial management and the independent auditors their judgments about the quality, not just acceptability, of accounting principles and the clarity of the financial disclosure practices used or proposed to be used, and particularly, the degree of aggressiveness or conservatism of the organization's accounting principles and underlying estimates, and other significant decisions made in preparing the financial statements.

o Provide sufficient opportunity for the independent auditors to meet with the members of the Audit Committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Company's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

o Review accounting and financial human resources and succession planning within the Company.

o Report the results of the annual audit to the board of directors. If requested by the board, invite the independent auditors to attend the full board of directors meeting to assist in reporting the results of the annual audit or to answer other directors' questions (alternatively, the other directors, particularly the other independent directors, may be invited to attend the Audit Committee meeting during which the results of the annual audit are reviewed).

o On an annual basis, obtain from the independent auditors a written communication delineating all their relationships and professional services as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. In addition, review with the independent auditors the nature and scope of any disclosed relationships or professional services and take, or recommend that the board of directors take, appropriate action to ensure the continuing independence of the auditors.

o Review the report of the Audit Committee in the annual report to shareholders and the Annual Report on Form 10-K disclosing whether or not the Committee had reviewed and discussed with management and the independent auditors, as well as discussed within the Committee (without management or the independent auditors present), the financial statements and the quality of accounting principles and significant judgments affecting the financial statements. In addition, disclose the Committee's conclusion on the fairness of presentation of the financial statements in conformity with GAAP based on those discussions.

o Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each committee meeting with, the board of directors.

o Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

o Review the Company's disclosure in the proxy statement for its annual meeting of shareholders that describes that the Committee has satisfied its responsibilities under this Charter for the prior year. In addition, include a copy of this Charter in the annual report to shareholders or the proxy statement at least triennially or the year after any significant amend to the Charter.



Adopted 05/30/00

                       INNES STREET FINANCIAL CORPORATION
                                REVOCABLE PROXY

                         ANNUAL MEETING OF STOCKHOLDERS
                         February 5, 2001   10:00 a.m.

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

  The undersigned hereby appoints the official proxy committee of Innes Street Financial Corporation (the "Company") comprised of all of the members of the Board of Directors of the Company, each with full power of substitution, to act as attorneys and proxies for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Stockholders, to be held on February 5, 2001 at the Holiday Inn of Salisbury, 520 South Jake Alexander Boulevard, Salisbury, North Carolina at 10:00 a.m. and at any and all adjournments thereof, as follows:

  1. The approval of the election of the following named directors:
   Malcolm B. Blankenship, Jr., Ronald E. Bostian, James W. Duke, Harold C. Earnhardt, K. V. Epting, Jr., Gordon P. Hurley and Bobby A. Lomax, who will serve as directors until the 2002 Annual Meeting of Stockholders or until their successors are duly elected and qualify.
                  For   [_]   Withhold   [_]   For All Except   [_]
   INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

   ---------------------------------------------------------------------------

  2.The ratification of Ernst & Young LLP as the Company's independent auditor.
                  For   [_]    Against   [_]    Abstain   [_]

        PLEASE CHECK BOX IF YOU PLAN TO ATTEND THE ANNUAL MEETING: [_]

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

                 (Continued and to be signed on the other side)

                          (Continued from other side)

  If a proxy is returned and no instructions are given, the proxy will be voted for the election of the proposed nominees and the ratification of the indepen-dent auditor. If instructions are given with respect to one but not all propos-als, (i) such instructions as are given will be followed and, (ii) the proxy will be voted FOR any proposal for which no instructions are given. If any other business that falls within the purposes set forth in the Notice of Annual Meeting is presented at the Annual Meeting, this proxy shall be voted in accor-dance with the proxy committee's best judgment.

                                           Date ...............................

                                           ....................................
                                                  Stockholder sign above

                                           ....................................
                                              Co-Holder (if any) sign above

                                           The above signed acknowledges
                                           receipt from the Company, prior to
                                           the election of this Proxy, of a
                                           Notice of Annual Meeting and a
                                           Proxy Statement dated January 5,
                                           2001. Please sign exactly as your
                                           name appears hereon. When signing
                                           as attorney, executor,
                                           administrator, trustee or guardian,
                                           please give your full title. If
                                           shares are held jointly, each
                                           holder may sign, but only one
                                           signature is required.

         PLEASE ACT PROMPTLY SIGN, DATE AND MAIL YOUR PROXY CARD TODAY